LICENSE AGREEMENTS:	6 Months Ended
Jun. 30, 2022
License Agreements [Abstract]
LICENSE AGREEMENTS:

NOTE 5 – LICENSE AGREEMENTS:

In June 2021, the Company entered into two exclusive license agreements with Galderma for the commercialization of Twyneo® and Epsolay®, in the United States. According to the agreement, the Company has an option to regain commercialization rights five years following first commercialization. In the third quarter of 2021, the Company received $7.5 million for Twyneo® and $4 million for Epsolay® of upfront payments, which are refundable if FDA approval for each respective product is not received by December 31, 2021. On July 27, 2021, the Company announced that the FDA approved the Company’s first proprietary drug product, Twyneo®.

On April 14, 2022, the Company announced that Twyneo® is available for purchase by consumers who obtain a prescription from their physician, See note 1. In March 2022, the Company has refunded the $4 million upfront payment to Galderma, since FDA approval for Epsolay® had not been received as of December 31, 2021. On April 25, 2022, the Company announced that the FDA approved the drug product, Epsolay®, which entitled the Company to $3.5 million milestone payment, according to the license agreement. In May 2022, the Company has received the $3.5 million payment from Galderma. On June 2, 2022, the Company announced that Epsolay® is available for purchase by consumers who obtain a prescription from their physician, See note 1.